UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 7, 2024

Date of Report (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Golf Road, Rolling Meadows, Illinois 60008, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Purchase Agreement

On December 7, 2024, Arthur J. Gallagher & Co. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, The AssuredPartners Group LP, a Delaware limited partnership (the “Seller”), and Dolphin Topco, Inc., a Delaware corporation (the “Acquired Entity”), pursuant to which the Company will acquire all of the issued and outstanding stock of the Acquired Entity for an aggregate purchase price of $13.45 billion in cash payable at closing, subject to certain customary adjustments as set forth in the Purchase Agreement (the “Transaction”).

The Purchase Agreement contains representations, warranties and covenants related to the Transaction that are customary for a transaction of this nature, and the completion of the Transaction is dependent upon receipt of regulatory clearances in the U.S., the U.K. and Ireland and certain other customary closing conditions. The Purchase Agreement includes customary termination rights of the parties, including if (i) the closing of the Transaction has not occurred on or prior to March 9, 2026 (as may be extended to July 7, 2026 in certain circumstances, as further described in the Purchase Agreement), and (ii) the other party has materially breached its representations, warranties or covenants, subject to certain negotiated cure periods as set forth in the Purchase Agreement. The Company’s obligations under the Purchase Agreement are not conditioned on the receipt of financing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement has been included in this report to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about the Company, the Seller or the Acquired Entity or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seller or the Acquired Entity or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01.	Regulation FD Disclosure

On December 9, 2024, the Company issued a press release announcing the Transaction. A copy of the press release announcing the Transaction is furnished herewith as Exhibit 99.1. An investor presentation in connection with the webcast conference call discussed below will be available on the Company’s website at: http://www.ajg.com under “Investor Relations.”

Item 8.01.	Other Events

Bridge Facility Commitment Letter

On December 7, 2024, the Company entered into a commitment letter (the “Commitment Letter”) with Bank of America, N.A., BofA Securities, Inc. and Morgan Stanley Senior Funding, Inc. (the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide, subject to the terms and conditions set forth in the Commitment Letter, a 364-day $13.45 billion senior unsecured bridge term loan facility (the “Bridge Facility”).

The Bridge Facility is available to finance the transaction contemplated by the Purchase Agreement and to pay fees and expenses related thereto. Bridge Facility availability is subject to reduction in equivalent amounts upon any issuance of notes by the Company in one or more public offerings or private placements and/or any issuance by the Company of equity securities in one or more public offerings or private placements prior to the consummation of the Transaction and upon other specified events, subject to certain exceptions set forth in the Commitment Letter. The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions.

Acquired Entity Historical Financial Statements and Pro Forma Financial Information

In connection with the Transaction, the Company is providing in this Current Report on Form 8-K (i) the audited historical consolidated financial statements for the fiscal year ended December 31, 2023, for the Acquired Entity, which are filed herewith as Exhibit 99.2 and incorporated herein by reference, (ii) the unaudited historical condensed consolidated interim financial information as of September 30, 2024, and for the period ended September 30, 2024, for the Acquired Entity, which are filed herewith as Exhibit 99.3 and incorporated herein by reference, and (iii) the unaudited pro forma condensed combined financial information of the Company giving effect to the Transaction (the “pro forma condensed combined financial information”), which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2024 (which gives effect to the Transaction as if it occurred or had become effective on September 30, 2024) and the unaudited pro forma condensed combined statements of earnings for the nine months ended September 30, 2024 and the fiscal year ended December 31, 2023 (which gives effect to the Transaction as if it occurred or had become effective on January 1, 2023), which are filed herewith as Exhibit 99.4 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Acquired Entity would have achieved had the companies been combined during the periods presented in the pro forma condensed combined financial information and is not intended to project the future results of operations that the combined company may achieve after the Transaction is consummated.

Information Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the documents filed herewith, contains certain statements related to future results, or states the Company’s intentions, beliefs and expectations or predictions for the future of the Company and its subsidiaries, which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, including the documents filed herewith, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “will,” “estimates,” “expects,” “intends,” “plans,” “pro forma,” “outlook” and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements in this Current Report on Form 8-K and in the documents filed herewith include, but are not limited to, statements regarding: (i) expected benefits of the Transaction, including future financial and operating results and synergies; (ii) the expected revenue, earnings per share (“EPS”), net earnings before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables (“EBITDAC”) and credit rating impacts of the Transaction; (iii) the size and status of the combined organization within various jurisdictions; (iv) required regulatory approvals; (v) expected timing of completion of the Transaction; (vi) expected duration and cost of integration, including the expected consideration to be paid in the Transaction, and the anticipated financing of the Transaction; (vii) the plans, objectives, expectations and intentions with respect to the target of the Transaction; (viii) improvements in the Company’s new business production; (ix) global brand recognition; (x) the leveraging of internal resources across divisions and borders; (xi) the Company’s ability to stay in front of improvements in technology; (xii) commercial P/C pricing and the premium rate environment; (xiii) drivers and expected levels of the Company’s organic growth; (xiv) future M&A opportunities; (xv) increasing productivity and quality; (xvi) the Company’s management team; (xvii) the Company’s use of leverage; (xviii) the Company’s balance sheet; (xix) the Company’s return to shareholders and future dividends; (xx) impact of general economic conditions, including fluctuation of interest, inflation and foreign exchange rates; and (xxi) tax credit carryforwards and expected future cash taxes paid as a result of the Company’s clean energy investments.

Actual results may differ materially from the estimates set forth herein. Readers are cautioned against relying on any of the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to the integration of the acquired operations, businesses and assets into the Company; the possibility that the anticipated benefits of the Transaction, including cost savings and expected synergies, are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the acquired operations into the Company; the possibility that the Transaction is not completed when expected or at all because required regulatory approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the Company’s free cash generation is insufficient, or the financing required to fund the Transaction is not obtained on the terms anticipated or at all; risks associated with increased leverage from the Transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; conditions imposed in order to obtain required regulatory approvals; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the inability to retain certain key employees of the acquired operations or the Company; competitive and market responses to the Transaction; financial information subsequently presented for the acquired business in the Company’s subsequent public filings may be different from that presented herein; global economic and geopolitical events, including, among others, fluctuations in interest, inflation and foreign exchange rates, and political violence and instability, such as the wars in Ukraine and the Middle East; risks with respect to other acquisitions larger than the Company’s usual tuck-in acquisitions; reputational risks; cybersecurity-related risks; the Company’s ability to apply technology, data analytics and artificial intelligence effectively, including related regulatory, data privacy, cybersecurity, E&O and competition risks; disasters or other business interruptions; changes in accounting standards; changes in premium rates and in insurance markets generally, including the impact of large natural events; tax, environmental or other compliance risks related to the Company’s legacy clean energy investments; the Company’s inability to receive dividends or other distributions from subsidiaries; changes in the insurance brokerage industry’s competitive landscape and additional factors discussed in the section entitled “Information Concerning Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company does not undertake to update the information included herein.

Item 9.01	Financial Statements and Exhibits

2.1	Stock Purchase Agreement, dated as of December 7, 2024, by and among Arthur J. Gallagher & Co., The AssuredPartners Group LP and Dolphin Topco, Inc.*

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press release, dated December 9, 2024, issued by Arthur J. Gallagher & Co. regarding the Transaction.

99.2	Audited historical consolidated financial statements for the fiscal year ended December 31, 2023 for the Acquired Entity.

99.3	Unaudited historical condensed consolidated interim financial information as of September 30, 2024 and for the period ended September 30, 2024 for the Acquired Entity.

99.4	Unaudited pro forma condensed combined financial information for the periods presented, for the Company and the Acquired Entity.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: December 9, 2024	By:	/s/ Walter D. Bay
Walter D. Bay
Vice President, General Counsel and Secretary